                                                             EXHIBIT NUMBER (21)
                                                             TO 1996 FORM 10-K


                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1997


                                                     Percent     Jurisdiction of
                                                     Owned       Incorporation
                                                     -----       ---------------
The Northern Trust Company                           100%        Illinois
 NorLease, Inc.                                      100%        Delaware
 MFC Company, Inc.                                   100%        Delaware
 The Northern Trust Company, Canada                  100%        Ontario, Canada
 Nortrust Nominees Ltd.                              100%        London
 The Northern Trust Company U.K. Pension Plan
  Limited                                            100%        London
 The Northern Trust International Banking
  Corporation                                        100%        Edge Act
   Nortrust International Finance (Hong Kong) Ltd.   100%        Hong Kong
   Northern Global Financial Services Ltd.           100%        Hong Kong
   Northern Trust Trade Services Limited             100%        Hong Kong
   Northern Trust Fund Managers (Ireland) Limited    100%        Ireland

Northern Trust of Florida Corporation                100%        Florida
 Northern Trust Cayman International, Ltd.           100%        Cayman Islands, BWI
 Northern Trust Bank of Florida N.A.                 100%        National Bank
   Realnor Properties, Inc.                          100%        Florida
   Realnor Special Properties, Inc.                  100%        Florida
   Realnor 1177, Inc.                                100%        Florida
   Realnor Hallandale, Inc.                          100%        Florida

Nortrust of Arizona Holding Corporation              100%        Arizona
 Northern Trust Bank of Arizona N.A.                 100%        National Bank

Northern Trust of California Corporation             100%        Delaware
 Northern Trust Bank of California N.A.              100%        National Bank
 Berry, Hartell, Evers & Osborne, Inc.               100%        Delaware

Northern Trust Bank of Texas N.A.                    100%*       National Bank

Fiduciary Services Inc.                              100%        Texas

Tanglewood Bancshares, Inc.                          100%        Texas

Northern Futures Corporation                         100%        Delaware

---------------
* 75.5% directly and 24.5% through Tanglewood Bancshares, Inc.

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1997
                                  (continued)

                                                    Percent          State of
                                                    Owned          Incorporation
                                                    -----          -------------
Northern Investment Corporation                     100%           Delaware

Northern Investment Management Company              100%           Delaware

Northern Trust Securities, Inc.                     100%           Delaware

Northern Trust Services, Inc.                       100%           Illinois

Nortrust Realty Management, Inc.                    100%           Illinois

The Northern Trust Company of New York              100%           New York

Northern Trust Retirement Consulting, Inc.          100%           Delaware

Northern Trust Global Advisors, Inc.                100%           Delaware
 NT Global Advisors, Inc.                           100%           Ontario, Canada
 Northern Trust Global Advisors Limited             100%           England
 RCB Trust Company                                  100%           Connecticut

Metroplex Bancshares, Inc.                          100%           Texas
 Metroplex Delaware Financial Corporation           100%           Delaware
  Bent Tree National Bank                           100%           National Bank